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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
           Date of Report (Date of earliest event reported) August 27, 1997

                           North Atlantic Acquisition Corp.
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                (Exact name of registrant as specified in its charter)



        Delaware                    0-22813                13-3853272
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(State or other jurisdiction      (Commission             (IRS Employer
    of incorporation)             File Number)         Identification No.)

               5 East 59th Street, 3rd Floor, New York, New York 10022
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             (Address of principal executive offices)          (Zip Code)

                                    (212) 750-5822
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                 (Registrant's telephone number, including area code)

Orion Acquisition Corp. I 850 Third Avenue, 10th Floor, New York, New York 10022
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            (Former name or former address, if changed since last report.)

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Item 5. OTHER EVENTS

The following are the balance sheets of North Atlantic Acquisition Corp. (formerly Orion Acquisition Corp. I) (the "Company"), at August 31, 1996 and August 27, 1997, audited by the Company's accountants, BDO Seidman, LLP. The Company closed its initial public offering of 800,000 Units, consisting of 800,000 shares of Class A Common Stock and 800,000 Redeemable Class A Common Stock Purchase Warrants, and 150,000 shares of Exchangeable Class B Common Stock on August 27, 1997.

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REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

North Atlantic Acquisition Corp.
  (formerly Orion Acquisition Corp. I)
New York, New York

We have audited the accompanying balance sheets of North Atlantic Acquisition Corp. (formerly Orion Acquisition Corp. I) (a corporation in the development stage) as of August 31, 1996 and August 27, 1997. These balance sheets are the responsibility of the Company's management. Our responsibility is to express an opinion on these balance sheets based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the balance sheets referred to above present fairly, in all material respects, the financial position of North Atlantic Acquisition Corp. as of August 31, 1996 and August 27, 1997, in conformity with generally accepted accounting principles.


                                                 /s/ BDO Seidman, LLP
                                                -----------------------------
                                                 BDO Seidman, LLP

New York, New York
August 28, 1997

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                                                NORTH ATLANTIC ACQUISITION CORP.
                                            (FORMERLY ORION ACQUISITION CORP. I)
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                                  BALANCE SHEETS

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


                                                               August 31,     August 27,
                                                                  1996            1997
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
ASSETS
CURRENT:
  Cash                                                            $ 25,734     $  400,535
  Cash in escrow (Note 2)                                                -      8,000,000
  Deferred registration costs (Note 1)                             177,792              -
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                                                                  $203,526     $8,400,535
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LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT:
  Accrued expenses                                                $ 98,099     $  124,931
  Notes payable, net of discount (Note 5)                           82,912        100,000
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     TOTAL CURRENT LIABILITIES                                     181,011        224,931
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COMMITMENTS (NOTE 4)

COMMON STOCK SUBJECT TO POSSIBLE CONVERSION, 160,000 SHARES
  AT REDEMPTION VALUE (NOTE 2)                                           -      1,600,000
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STOCKHOLDERS' EQUITY (NOTES 1, 2, 3 AND 5):

  Convertible preferred stock, $.01 par value - shares authorized
    100 and 1,000,000, respectively; outstanding none;
    subscribed 94; liquidation value - $9,400                            1              1

  Subscription receivable                                           (9,400)        (9,400)

  Class A common stock, $.01 par value - shares authorized
    200,000 and 10,000,000, respectively; outstanding
    106,000 and 906,000, respectively                                1,060          9,060

  Class B common stock, $.01 par value - shares authorized
    250,000; issued and outstanding none and 150,000,
    respectively                                                         -          1,500

  Additional paid-in capital                                        61,939      6,636,948

  Deficit accumulated during the development stage                 (31,085)       (62,505)
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     TOTAL STOCKHOLDERS' EQUITY                                     22,515      6,575,604
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                                                                  $203,526     $8,400,535
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                                                   See accompanying notes to balance sheets.


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                                                NORTH ATLANTIC ACQUISITION CORP.
                                            (FORMERLY ORION ACQUISITION CORP. I)
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                         NOTES TO BALANCE SHEETS

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1.   SUMMARY OF             DEFERRED REGISTRATION COSTS
     SIGNIFICANT
     ACCOUNTING POLICIES    Registration costs primarily represent professional
                            fees and a license fee relating to the Offering. In
                            November 1995, the Company entered into a license agreement with Bright Licensing Corp. for the right to use certain servicemarks for the sole purpose of marketing such Offering at a cost of $100,000. As a result of the consummation of the Offering on August 27, 1997, all deferred registration costs were charged to stockholders' equity upon completion of the Offering.

                            DEFERRED DEBT COSTS

                            Net unamortized costs incurred in connection with the notes payable (Note 5(a)) of $9,800 were amortized over six months (the estimated term of the debt) using the straight-line method. Amortization expense was $9,800 for the period from September 1, 1995 (inception) to August 31, 1996.

                            INCOME TAXES

                            The Company follows the Financial Accounting
                            Standards Board ("FASB") Statement No. 109. This statement requires that deferred income taxes be recorded following the liability method of accounting and be adjusted periodically when income tax rates change.

                            As of August 31, 1996, the Company has a net operating loss carryforward of approximately $31,000 which results in a deferred tax asset of approximately $12,000, which has been offset by a valuation allowance.

                            ESTIMATES

                            The preparation of balance sheets in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheets. Actual results could differ from those estimates.

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                                                NORTH ATLANTIC ACQUISITION CORP.
                                            (FORMERLY ORION ACQUISITION CORP. I)
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                         NOTES TO BALANCE SHEETS

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2.   ORGANIZATION AND       The Company was incorporated in Delaware on
     BUSINESS OPERATIONS    August 9, 1995 to acquire an operating business.
                            Operations did not occur until September;
                            accordingly, financial statements have been presented commencing on September 1, 1995. At
                            August 27, 1997, the Company had not yet commenced any formal business operations and all activity to date relates to the Company's formation and proposed fund raising.

                            The Registration Statement for the Company's Initial Public Offering (the "Offering") became effective August 22, 1997. The Company consummated the Offering on August 27, 1997 and raised net proceeds of approximately $8,200,000 (see Note 3). The Company's management has broad discretion with respect to the specific application of the net proceeds of this offering, although substantially all of the net proceeds of this offering are intended to be generally applied toward consummating a business combination with an operating business ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An aggregate of $8,000,000 of the net proceeds is being held in an escrow account which will be invested, until released, in short-term United States Government Securities, including treasury bills and cash and cash equivalents ("Proceeds Escrow Account"), subject to release at the earlier of
                            (i) consummation of its first Business Combination or (ii) distribution of the Class A stock
                            (see below). Therefore, the remaining proceeds from the offering will be used to pay for business, legal and accounting, due diligence on prospective acquisitions, costs relating to the public offering and continuing general and administrative expenses in addition to other expenses.

                            The Company, prior to the consummation of any Business Combination, will submit such transaction to the Company's stockholders for their approval, even if the nature of the acquisition is such as would not ordinarily require stockholder approval under applicable state law. All of the Company's present stockholders, including all directors and the Company's executive officer, have agreed to vote their respective shares of Class A stock in accordance with the vote of the majority of the shares voted by all other stockholders of the Company ("nonaffiliated public stockholders") with respect to any such Business Combination. A Business Combination will not be consummated unless approved by a vote of two-thirds of the shares of common stock owned by nonaffiliated public stockholders.

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                                                NORTH ATLANTIC ACQUISITION CORP.
                                            (FORMERLY ORION ACQUISITION CORP. I)
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                         NOTES TO BALANCE SHEETS

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                            At the time the Company seeks stockholder approval
                            of any potential Business Combination, the Company will offer ("Redemption Offer") each of the nonaffiliated public Class A stockholders the right, for a specified period of time not less than 20 calendar days, to redeem his shares of Class A stock. The per share redemption price will be determined by dividing the greater of (i) the Company's net worth or (ii) the amount of assets of the Company in the escrow account (including all interest earned thereon) by the number of shares of Class A stock held by such nonaffiliated public stockholders. In connection with the Redemption Offer, if nonaffiliated public stockholders holding less than 20% of the Class A stock elect to redeem their shares, the Company may, but will not be required to, proceed with such Business Combination and, if the Company elects to so proceed, will redeem such shares by dividing (a) the greater of
                            (i) the Company's net worth as reflected in the Company's financial statements or (ii) the amount of the proceeds of the Company in the escrow account by
                            (b) the number of shares of Class A stock held by nonaffiliated public stockholders ("Liquidation Value"). In any case, if nonaffiliated public stockholders holding 20% or more of the Class A stock elect to redeem their shares, the Company will not proceed with such potential Business Combination and will not redeem such shares.

                            All shares of the escrowed stock outstanding immediately prior to the date of the Offering will be placed in escrow until the earlier of (i) the occurrence of the first Business Combination,
                            (ii) 18 months from the effective date of the offering or (iii) 24 months from the effective date of the offering if prior to the expiration of such 18 month period the Company has become a party to a letter of intent or a definitive agreement to effect a Business Combination, in which case such period shall be extended six months. During the escrow period, the holders of escrowed shares of common stock will not be able to sell or otherwise transfer their respective shares of common stock (with certain exceptions), but will retain all other rights as stockholders of the Company, including, without limitation, the right to vote escrowed shares of Class A stock, subject to their agreement to vote their shares in accordance with a vote of a majority of the shares voted by nonaffiliated public stockholders with respect to a Business Combination or liquidation proposal.

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                                                NORTH ATLANTIC ACQUISITION CORP.
                                            (FORMERLY ORION ACQUISITION CORP. I)
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                         NOTES TO BALANCE SHEETS

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                            If the Company does not effect a Business
                            Combination within 18 months from the effective date or 24 months from the effective date if the extension criteria have been satisfied, the Company will submit for stockholder consideration a proposal to distribute to the then holders of Class A stock (issued in the Offering or acquired in the open market thereafter) in redemption of such shares, the amounts in the escrow account. Following such redemption of Class A stock, each outstanding share of Class B stock will be exchanged for two shares of Class A stock.

                            In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution to the holders of common stock purchased in the Offering (including escrow account assets) will approximately equal the initial public offering price per unit in the Offering.

3.   PUBLIC OFFERING        On August 27, 1997, the Company sold 800,000 units
                            ("Units") in the Offering and 150,000 shares of Class B exchangeable common stock. Each Unit consists of one share of the Company's Class A common stock and one Class A redeemable common stock purchase warrant ("Class A Warrant"). Each Class A
                            Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $9.00; each Class B Stock entitles the holder to receive two Units in exchange 90 days after the date of a Business Combination. The Class
                            A Warrants are redeemable, each as a class, in whole and not in part, at a price of $.05 per warrant upon 30 days' notice at any time provided that the Company's stockholders have approved a Business
                            Combination and the last sale price of the common stock, if the common stock is listed for trading on all 10 of the trading days prior to the day on which the Company gives notice of redemption, has been $11.00 or higher.

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                                                NORTH ATLANTIC ACQUISITION CORP.
                                            (FORMERLY ORION ACQUISITION CORP. I)
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                         NOTES TO BALANCE SHEETS

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                            Concurrent with the Offering, the Company amended
                            and restated its certificate of incorporation to increase its authorized common stock to 10,250,000 shares, of which 10,000,000 shares are designated Class A stock and 250,000 shares are designated Class B stock. The Company also increased its authorized preferred stock to 1,000,000 shares. The financial statements have been retroactively adjusted for this change for all periods presented.

4.   COMMITMENTS            The Company has entered into an oral agreement with
                            David J. Mitchell, Chairman of the Board and Chief
                            Executive Officer, to lease office space, as well as certain office and secretarial services, commencing upon the closing of this Offering. The Company will pay $2,500 per month to Mr. Mitchell for their provision of such services.

5.   STOCKHOLDERS' EQUITY   (A)  PRIVATE PLACEMENT

                                 In November 1995, the Company completed a private offering to a limited group of investors which consisted, in the aggregate, of $100,000 in unsecured promissory notes bearing interest at 8% per annum. As of August 27, 1997, the notes, together with accrued interest, were not repaid. In addition, the Company also issued to the private placement investors 20,000 shares of common stock for $10,000. The notes have been discounted $35,000 for financial reporting purposes as a result of additional fair value attributed to the common stock issued to the private placement shareholders. The effective rate on the notes is approximately 45%.

                            (B)  PREFERRED STOCK

                                 The Company is authorized to issue 1,000,000 shares of "blank check" preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

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                                                NORTH ATLANTIC ACQUISITION CORP.
                                            (FORMERLY ORION ACQUISITION CORP. I)
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                         NOTES TO BALANCE SHEETS

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                                 The Company has outstanding 94 shares of
                                 Series A preferred stock, owned by CDIJ Capital Partners, L.P., an indirect affiliate of Bright Licensing Corp. (Note 1). The purchase price for such shares, $100.00 per share or $9,400 in the aggregate, is payable to the Company, without interest, upon the earlier of November 15, 1996 or the closing of the Offering. As of August 27, 1997, the $9,400 was not received by the Company. The Series A preferred stock is nonvoting, does not bear a dividend and has a liquidation value of $100.00 per share. Each share of Series A preferred stock will be convertible into 1,000 shares of common stock for a period one year following the consummation of a Business Combination. In the event that a Business Combination does not occur within 18 months from the effective date or 24 months from the effective date if the extension criteria are satisfied, the Series A preferred stock will be redeemed by the Company for its liquidation value.

                            (C)  OPTIONS

                                 The Company granted options to purchase 100,000 Units to the founders, in consideration for their service as directors, and officers of the Company. The options are exercisable for a period of three years from the date of a Business Combination at an exercise price of $12.50 per Unit. The options are fully vested. The shares issuable upon exercise of the options and underlying warrants may not be sold or otherwise transferred until 120 days after the first Business Combination.

                            (D) In October 1996, the Company cancelled the 100,000 options (Note 5(c)) and granted additional options to purchase 133,333.3 Units to the Company's two new directors and to a founder. The options are exercisable for a period of three (3) years from the date of a Business Combination at an exercise price of $12.50 per Unit.

                            (E) The Company has granted options to purchase 30,000 shares of the Company's Class B Stock to two directors at an exercise price of $10.00 per share. The options will expire, if not sooner exercised, upon consummation of a Business Combination.

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                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               North Atlantic Acquisition Corp.
                               -------------------------------------------------
                               (Registrant)

Dated:  September 4, 1997      /s/ David J. Mitchell
                               -------------------------------------------------
                               David J. Mitchell
                               Chairman of the Board and Chief Executive Officer